TURNER FUNDS

                          TURNER SMALL CAP EQUITY FUND
                    TURNER SMALL CAP VALUE OPPORTUNITIES FUND

                          Supplement dated May 17, 2002
                      to the Prospectus dated March 6, 2002

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

On page 3 of the Prospectus, the Small Cap Equity Fund's fee table is hereby amended as follows:
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ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
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                                                              Class II Shares
Investment Advisory Fees                                          0.95%
Distribution (12b-1) Fees                                         0.25%
Other Expenses                                                    0.43%(2)
                                                                -------
Total Annual Fund Operating Expenses                              1.63%
Advisory Fee Waiver                                              (0.10)%(3)
Other Fee Waivers and Reimbursements                             (0.18)%(4)
                                                                -------
Net Total Operating Expenses                                       1.35%

2 Other Expenses are estimated for the current fiscal year.

3 Effective May 1, 2002, Turner has contractually agreed to reduce its advisory fee 0.10% from 0.95% to 0.85% for a period of one year.

4 Turner has contractually agreed to waive fees and to reimburse expenses in order to keep the Fund's "Other Expenses" from exceeding 0.25%. Accordingly, "Other Expenses" is reduced by 0.18%.

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In addition, the Prospectus is hereby amended to reflect a change in the benchmark index for the Turner Small Cap Value Opportunities Fund (the "Fund"). Effective immediately, the Fund will use the Russell 2000 Value Index instead of the Russell 2000 Index. The portfolio manager has determined that the methodology used in constructing the Russell 2000 Value Index more closely resembles the methodology used by the portfolio manager in constructing the Fund. Accordingly, the last sentence of the first paragraph under the heading "Principal Strategy" on page 4 of the Prospectus is hereby deleted and replaced with the following sentence:

             A small capitalization company is one that has a market capitalization at the time of purchase that is within the range of market capitalizations represented in the Russell 2000 Value Index.

In addition, the second paragraph under the heading "Performance Information" on page 4 of the Prospectus is hereby deleted and replaced with the following paragraph:

             The Fund will compare its performance to that of the Russell 2000 Value Index. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index reflects the performance of the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 Index is designed to depict the overall equity market's performance.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
TUR- FS-031-01